Fair Value (Details 1) - Fair Value Level 2 - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Assets: (market approach)
Impaired loans, net of related allowance	$ 323,645	$ 0
Loans held-for-sale	130,400	0
MSRs	922,146	939,577
OREO	$ 0	$ 966,738